Exhibit 10.2

     This  Purchase  Agreement  (this  "Agreement')  dated  October  30 2009, is
                                        ---------
entered into between Merchant Processing, International, Inc., a California corporation (the "Seller"), and Solveras, Inc., a Tennessee corporation
                   -------
("Purchaser").
  ----------

     WHEREAS, pursuant to the terms of an agent agreement by and between Payment Resource International, LLC ("PRI) and Seller dated as of August I, 2005 and assigned by PRI to TransFirst, LLC (as amended, the "Agent Agreement"), Seller has marketed the services of PRI or its designee to various merchants, and Seller has the right to receive compensation with respect to the credit and debit transactions of the merchants to whom it has marketed PRI's services, a copy of which is attached hereto as Exhibit A, (the "Agent Agreement"); and
                                    ----------      -----------------

     WHEREAS, Seller has, pursuant to the Agent Agreement, solicited certain merchants, a list of which is attached hereto as Exhibit B (collectively, the
                                                 ---------
"Merchants"or the "Merchant Accounts") to which the Seller has the right to
 ----------        -----------------
receive the fees described in the ISO Agreement, and such Merchants have entered into merchant agreements (the "Merchant Agreements"); and
                               -------------------

     WHEREAS, Seller desires to assign, transfer, convey and sell, and Purchaser desires to accept, any and all right, title and interest of any kind or nature the Seller may have, now or in the future, in and to the Seller's right to receive the fees and compensation described in the Agent Agreement related to the Merchants, as well as all written contracts, customer lists, merchant accounts, computer printouts, papers and other documents in the possession of Seller relating thereto (collectively, the "Seller Portfolio"); and
                                            -----------------

     WHEREAS, Seller has received the required consent of Trans First to transfer the Seller Portfolio to the Purchaser.

     NOW THEREFORE, IN CONSIDERATIOON of the promises and of the mutual representations, warranties and covenants that are made and to be performed by the respective parties, it is agreed as follows:

ARTICLE I
ASSIGNMENT OF SELLER PORTFOLIO AND POST-CLOSING PORTFOLIO

     1.01.     Assignment of Seller Portfolio. Subject to the terms and
               ------------------------------
conditions of this Agreement, Seller shall assign, transfer, convey and sell any and all rights, title and interest of any kind or nature ("Transfer") to
                                                           ---------
Purchaser, and Purchaser shall purchase, acquire, accept and, subject to the limitations in Section1.02, assume from Seller, all of Sellers' right, title and
               ------------
interest in and to the Seller Portfolio. Purchaser shall have all rights in the Seller Portfolio as of the Closing Date, for all residuals to be received in connection with the Seller Portfolio for the month of October, 2009. Seller shall ensure that it has taken all appropriate action under the Agent Agreement to direct that all payments of residuals with respect to the Seller Portfolio, commencing with the payment of October, 2009 residuals be directed to Purchaser.

     1.02     Non-Assumption of Liabilities. Except for the liabilities
              ------------------------------
specifically assumed hereby and liabilities arising after the Effective Date (as defined in Section_____. hereof) related to post-Effective Date transactions
           -------
pertaining to the Seller Portfolio, Purchaser will not assume any debts, liabilities, obligations, expenses, taxes, contracts or commitments of Seller of any kind, character or description, whether accrued, absolute, contingent or otherwise. The Seller hereby indemnifies Purchaser and its successors, assigns, parent companies, affiliates, officers, directors, agents, attorneys

                                   PPDC3Q0933
and insurers against and holds Purchaser harmless from any and all damages, claims, causes of action, defenses, liabilities, losses or obligations (collectively "Damages") relating to any pre-Effective Date transactions, even
               -------
if such liability arises after the Effective Date, pertaining to the Seller Portfolio.

     1.03     Purchase Consideration. The purchase price for the Seller
              -----------------------
Portfolio shall be Two Hundred Seventy Four Thousand Eight Hundred Thirty Five Dollars and Three Cents ($274,835.03) in cash, due and payable in full at Closing (the "Closing Consideration"). Seller agrees that the sum ofs $82,778.62
              ----------------------
from the Closing Consideration will be paid to any agents of Seller who may have an interest in the Seller Portfolio no later than three (3) business days following the Closing. A list of the agents who have any interest in the Seller Portfolio is attached hereto as Schedule 1.03. Seller hereby indemnifies Purchaser against any and all claims of any of its agents, representatives and/or employees for non-payment of any funds otherwise due them upon the sale of the Seller Portfolio.

     1.04     Instruments of Conveyance and Transfer, Etc. Seller is delivering
              --------------------------------------------
to Purchaser herewith such assignments and other good and sufficient instruments of conveyance and transfer, including without limitation an Assignment and Assumption Agreement and a Bill of Sale, in form and substance reasonably satisfactory to Purchaser, as is necessary to complete the Transfer and be effective to vest in Purchaser all of Sellers' rights and interest in the Seller Portfolio free of all Liens or obligations or other claims of third parties, and simultaneously with such delivery, is taking such steps as may be necessary to put Purchaser in operating control of the Seller Portfolio. For purposes of this Agreement, "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     1.05     Further Assurances. From time to time after the Closing, without
              -------------------
further consideration, Seller will execute and deliver such other reasonable instruments of conveyance, assignment, transfer and delivery and take such other action as Purchaser reasonably may request.

     1.06     Closing Date. The purchase and sale of the Seller Portfolio
              -------------
pursuant to this Agreement (the "Closing") shall take place at 12:01 A.M"
                                 -------
October 30, 2009 (the "Closing Date").
                       ------------

     1.07     Retained Liabilities. Notwithstanding anything in this Agreement
              --------------------
to the contrary, Purchaser is not assuming and will not perform any liabilities or obligations not specifically described herein, whether fixed or contingent, known or unknown, disclosed or undisclosed, recorded or unrecorded and whether relating to the Seller Portfolio or any other matter, facts or circumstances, including without limitation the following: (a) federal, state or local tax liabilities or obligations of Seller whether or not incurred prior to the date hereof or resulting from the consummation of the transactions contemplated herein, (b) any obligation or liability for services rendered by Seller, (c) any liability or obligation of Seller for or in respect of any loan, account payable or indebtedness, (d) any liability or obligation of Seller arising as a result of or out of any claim, any legal or equitable action, proceeding or investigation pertaining to or relating in any way to Seller initiated at any time, whether or not described in any schedule hereto, (e) any obligation or liability upon acts or omissions of Seller, (f) any liability or obligation of Seller incurred in connection with the making or performance of this Agreement,
(g) any liability or obligation of Seller for making payments of any kind (including as a result of the sale of the Seller Portfolio ), (h) to the extent that the Seller is liable pursuant to the ISO Agreement, liability for any chargebacks, fines or losses related to the Seller Portfolio and any related handling fees arising from or in connection with transactions by Merchants which occur prior to the

                                   PPDC3Q0934

Effective Date, (i) liabilities or obligations arising out of any breach by Seller prior to the Closing of any contract included in the Seller Portfolio, and G) any payments of any kind which Seller may owe to employees, independent contractors, agents, vendors or any other third parties.

     (a) The execution, delivery and performance of this Agreement and the other agreements and transactions contemplated hereby are within Seller's corporate powers, are not in contravention of the terms of the Articles of Incorporation or resolutions of the Board of Directors or shareholders, and have been duly authorized by the Board of Directors, as and to the extent required by the Articles of Incorporation and applicable law; wilt not constitute a violation of any judgment, decree, or order of any court of competent jurisdiction applicable to Seller or any of the Assets, will not violate any law, rule or regulation of any governmental authority applicable to Seller or the Seller Portfolio, will not require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental or regulatory authority, and whether with or without notice, the lapse oftime or both, will not conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or create any lien, security interest, charge, encumbrance or restriction on any of the Seller Portfolio.

     (b) This Agreement has been duly and validly executed and delivered by Seller and, as of the Closing, each of the documents contemplated in this Agreement will have been duly and validly executed and delivered by Seller. This Agreement constitutes, and upon their execution and delivery, each of the other documents contemplated in this agreement will constitute, the valid, legal and binding obligation of Seller, enforceable against Seller in accordance with their terms.

     2.02.     Agent Agreement.      The Agent Agreement attached hereto as
               ----------------
Exhibit A is the exclusive agreement under which the Company performs sales and
---------
marketing activities. The Agent Agreement is in full force and effect, and has not been amended or modified other than as set forth in Exhibit A. Neither party
                                                        ---------
to the Agent Agreement is in breach of the agreement as of the Closing Date.

     2.03     Title to Assets. Except as set forth on Schedule 2.03, the Company
              ----------------                        --------------
has good, valid and marketable title to all of the assets in the Seller Portfolio, free and clear of any Liens.

     2.04     Portfolio Settlement Report. The most recent Settlement Report
              ---------------------------
issued by TransFirst which includes all compensation due Seller for the Portfolio is attached hereto as Schedule 2.04. Since the date of the Settlement
                                -------------
Report, there has not been any material adverse change in the value of the Merchant accounts taken as a whole.

     2.05.     No Violation. Neither the execution and delivery of this
               ------------
Agreement, nor the performance by Seller of its obligations hereunder nor the consummation of the transactions contemplated hereby will (a) require the consent of any other party which has not been obtained prior to Closing, constitute a breach of, or result in the creation or imposition of any Lien upon the Seller Portfolio under, any agreement or commitment to which Seller is a party or by which Seller is bound; (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Seller is subject or (c) whether with or without notice, the lapse of time or both, will not conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is n party or by which it is bound or create any Lien, security interest, charge, encumbrance or

                                   PPDC3Q0935
restriction on the Seller Portfolio. No other corporate proceedings on the part of Seller are necessary to authorize the execution and delivery of this Agreement or the completion by Seller of the transactions contemplated hereby. The Seller's rights, title and interest in the SeUer Portfolio are free and clear of any and all Liens or claims of others, and no financing statement or other public notice with respect to all or any part of the Seller's rights, title, interest in the Seller Portfolio is on file or of record in any public office. Furthermore, there shall not be in force any order or decree restraining or enjoining the consummation ofthe transactions contemplated by this Agreement and there shall be no proceeding of a judicial or administrative nature or otherwise, in progress or threatened that relates to or results from the transactions contemplated by this Agreement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by this Agreement in accordance with the terms hereof.

     2.06.     No Undisclosed Liabilities: Etc. Except as otherwise set forth
               --------------------------------
herein, Seller has no known material liabilities or obligations of any nature, absolute, accrued, contingent or otherwise, that adversely impact the Seller Portfolio.

     2.07.     Litigation. There is no known action, proceeding or investigation
               ----------
pending or threatened against Seller, or any properties or rights of Seller, before any court, arbitrator or administrative or governmental body that would materially involve the Seller Portfolio in any manner.

     2.08.     Seller Portfolio. The list of the Merchants for whom Seller
               -----------------
receives compensation constituting the Seller Portfolio as of the Effective Date attached hereto as Exhibit B, is true, complete and correct. Further to the best
                   ---------
knowledge of Seller, no Merchant intends to materially change its transaction volume following the Closing, or to terminate the Merchant Agreement following the Closing, and Seller has no reason to believe any of the Merchant Agreements are unenforceable and Seller has not been put on notice that TransFirst wishes to change Seller's compensation structure.

     2.09.     Licenses, Permits and Authorizations. Seller has all approvals,
               ------------------------------------
authorizations, consents, licenses, franchises, orders and other permits of all governmental or regulatory agencies, whether federal, state, local or foreign, the absence of which would materially impair the Seller Portfolio.

     2.10.     Disclosure. No representations or warranties by Seller in this
               -----------
Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein not misleading. There is no fact or development known to Seller which materially adversely affects, or which might in the future, in Seller's reasonable judgment, materially adversely affect the Seller Portfolio or Purchaser's right to receive compensation therefrom, which has not been set forth in this Agreement.

     2.11.     Compliance. Seller is in compliance, in all material respects,
               ----------
with all applicable statutes, regulations, judgments, injunctions, decrees, orders, ordinances and other laws (collectively, "Laws") of the United States of America and any applicable foreign jurisdictions, all state and local governments and other governmental authorities, and agencies and courts of any of the foregoing, to which SeUer is subject, and Seller has not received any notice to the effect that, or otherwise been advised that, Seller has materially violated or is not in compliance in all material respects with any of such Laws, and, to the knowledge of Seller, there are no investigations with respect thereto, nor past or current business conduct or practices of Seller similar to the conduct or practices of other businesses that to the knowledge of Seller have been the subject of investigations, proceedings, claims, actions, suits, demands or notices with respect thereto or have resulted in any liability arising out of or related to such conduct or practices. Seller is in full compliance with all of applicable the rules and regulations

                                   PPDC3Q0936
ofthe Credit Card Associations which may be applicable to its business. Seller has obtained, and kept current, all required licenses and consents to engage in its business.

     2.12     Sales Representatives and Employees. A list of all of Seller's
              ------------------------------------
independent sales representatives or employees that have any economic interest whatsoever in the Seller Portfolio is set attached hereto as Schedule 1.03. Upon payment as set forth in Section 1.03, all of the persons listed in such Exhibit
1.03 shall be paid in full. Seller agrees that it will provide a letter accompanying the appropriate payment to its independent sales representatives, independent sales groups, employees, agents and representatives, which such letter shall include a provision reminding such individuals that they are contractually prohibited from soliciting the Merchants.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER
-------------------------------------------

     3.01.     Authorization. Etc. Purchaser has full corporate power and
               -------------------
authority to enter into this Agreement and carry out the transactions contemplated hereby.

     4.01.     A. Seller's Non-Solicitation Covenant. During the period of five
                  -----------------------------------
(5) years following the Closing Date, Seller, and its successors in interest, assigns and Affiliates (as termed below), shall not (i) directly or indirectly solicit any Merchant for purposes of providing credit card authorization and related services to any of the Merchants, wherever located, or (ii) intentionally or knowingly interfere with, disrupt or attempt to disrupt any current business relationship, contractual or otherwise, between TransFirst and any Merchant so as to affect in any manner the compensation being paid to Purchaser or the Seller Portfolio. For purposes of this Agreement, "Affiliate" shall mean any entity owned by Seller, or that has ownership similar to the ownership of Seller or that is directly or indirectly controlled by the families of Seller, including any entity or sole proprietorship owned by or controlled by Seller or the shareholders or partners of the Seller.

B. Purchaser's Non-Solicitation Covenant. During the period of five (5) years
   --------------------------------------
following the Closing date, Purchaser agrees that it will not solicit any agent that it knows is retained or employed by Seller to terminate its relationship with Seller for the purpose of working for or being retained by Purchaser

     4.02.     Confidentiality. Seller, including but not limited to, its
               ---------------
Affiliates, employees, shareholders, subsidiaries or parent corporations, agrees that during the period often (10) years following the Closing Date, it will not voluntarily at any time, directly or indirectly, use, communicate, furnish, divulge or disclose to any individual, firm, association, partnership or corporation except, to its accountants or attorneys, subject however, to a confidentiality agreement, any knowledge or information with respect to any matters concerning or relating to the Merchants, or the Seller Portfolio, including but not limited to, copies or originals of any information supplied to Purchaser or the names and contact information for any of the Merchants. Furthermore, Seller agrees to keep the terms of this Agreement and the information concerning the transactions described herein confidential, and shall not, in any way whatsoever, disclose the terms of this transaction to any third party, except to its accountants or attorneys, subject however, to a confidentiality agreement, without the prior written consent of the other party. The parties agree further that the Agreement shall not be used in court as evidence of any admission of liability or fault.

     4.03.     Right to Injunctive Relief. A violation or threatened violation
               ---------------------------
of the Sections 4.01 and 4.02 would cause irreparable injury and the remedy at
       -------------     ----
law for any violation or threatened violation would be inadequate and either party shall be entitled to temporary and permanent- injunctive relief or

                                   PPDC3Q0937
other equitable relief without the necessity of proving actual damages.

     4.04     Public Statements. Seller shall consult with Purchaser on any
              -----------------
press releases or public announcements pertaining to this Agreement or the transactions contemplated hereby and will not issue any such press releases or make any such public announcements prior to such consultation and agreement, without the prior written consent of Purchaser. Nothing in this Section 4.04
                                                                ------------
shall prohibit the Purchaser from making any public disclosures.

     4.05     Reasonable Efforts; Cooperation. Subject to the terms and
              --------------------------------
conditions of this Agreement, each of Seller and Purchaser agrees to use reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other party hereto to that end.

     4.06     Customer Service Post Closing. Seller hereby agrees to provide
              -----------------------------
merchant download and training with regard to the Seller Portfolio (on behalf of and for the benefit of Purchaser) at the same quality and level of service as the Seller has historically provided such services until the Purchaser is able to perform such services to the Seller Portfolio directly. Seller shall be responsible to Purchaser for any losses relating the Seller Portfolio which relate to transactions that occurred after the Closing Date which arise out of or relate to the negligence or omission of the Seller in providing the aforementioned services. Seller hereby agrees to respond in a timely manner to any merchant inquiries, customer service requests, and/or technical support requests that might be directed to Seller by a merchant post-Closing. Such inquiries and/or requests shall be redirected by Seller to Purchaser in accordance with the "Service/Support Instructions" set forth on Schedule 4.06.

ARTICLE V
DELIVERY OF DOCUMENTS AT, PRIOR TO AND FOLLOWING CLOSING
--------------------------------------------------------

     5.01     Delivery of Documents by Seller at or prior to the Closing: Seller
              -----------------------------------------------------------
shall deliver to Purchaser, unless waived by Purchaser, the following documents and instruments:

     (a) all consents from government agencies and third parties necessary to complete the Transfer and otherwise to consummate the transactions contemplated hereby, including without limitation the consents of the TransFirst, in the forms as attached hereto as Schedule 5.0I(a);
                                               ----------------

     (b) such bills of sale, endorsements, assignments, and other good and sufficient instruments of conveyance and assignment, reasonably satisfactory in form and substance to Purchaser, as shall be necessary to vest all of Seller's rights and interest in, and title to, the Seller Portfolio in Purchaser and otherwise to consummate the transactions contemplated hereby;

     (c)     written instruments whereby the creditors, if any, listed on
Schedule 5.01(c) hereto, if any, have effectively released and discharged the
----------------
security interests referred to in said schedule; and

     (a) By the close of business on the next business day immediately following the Closing Date, Seller will send Purchaser organized files for each Merchant in the Seller Portfolio. The files will include original Merchant agreements, and any other historical document and/or correspondence pertaining to the Merchant.

                                   PPDC3Q0938

     (b) Within thirty (30) days following Closing Date, Seller will send Purchaser copies of all letters referred to in Section 2.12 hereinabove, along with a copy of the applicable buyout checks.

     (c) Within forty-five (45) calendar days following Closing Date, Seller will provide Purchaser with a status report of any agents who have not yet cashed or deposited their agent residual buyout checks.

     6.01     No Brokerage. Each party represents and warrants to the other
              ------------
party that it has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other like payment in connection with this Agreement or the transactions contemplated hereby, and each party agrees to indemnify and hold the other party harmless against and in respect of any such obligation or liability based in any way on agreements, arrangements or understandings claimed to have been made by such party with any third party.

     6.02     Survival. Each party hereto covenants and agrees that (i) its
              ---------
representations and warranties contained in this Agreement and in any instrument of sale, assignment, conveyance and transfer executed and delivered pursuant to this Agreement and (ii) the provisions of Sections 1.01, 1.02, 1.04, 1.05, 1.07,
Article II, Article IV, Article VI, Article VII shall survive the Closing Date.

     6.03     Amendments. Purchaser and Seller may amend, modify or supplement
              ----------
this Agreement only by an instrument in writing signed on behalf of both Purchaser and Seller.

     6.04     No Waivers. No action taken pursuant to this Agreement, including
              ----------
without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     6.05     Expenses. Whether or not the transactions contemplated by this
              ---------
Agreement are consummated, each of the parties hereto shall pay its own fees and expenses incident to the negotiation, preparation, execution and performance of this Agreement including counsel and accountant's fees.

     6.06     Notices. All notices, requests, demands and other communications
              -------
required or permitted hereunder
shall be in writing and shall be deemed to have been given if mailed, via certified mail, return receipt requested, with postage prepaid, upon delivery:

     If to Seller, to:
     ----------------
     Merchant Processing International, Inc.
     20251 SW Acacia Street, #200
     Newport Beach, CA 92660
     ATTN: Bruce Berman

     If to Purchaser, to:
     -------------------
     Solveras, Inc. Attn: John Cramp
     800 Crescent Centre Drive, Suite 400
     Franklin, Tennessee 37027

                                   PPDC3Q0939

     6.07     Assignment. This Agreement and all of the provisions hereof shall
              -----------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Seller may not assign or transfer this Agreement nor any of the rights, interests or obligations hereunder without the prior written consent of the Purchaser.

     6.08     Governing Law; Venue. THE PROVISIONS OF THIS AGREEMENT AND THE
              ---------------------
LEGAL RELATIONS BETWEEN THE PARTIES ARISING THEREFROM SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE. Any and all disputes between the parties which may arise pursuant to this Agreement shall be heard and determined before an appropriate federal or state court located in Nashville, Tennessee. The parties hereto acknowledge that such courts have the exclusive jurisdiction to interpret and enforce the provisions of this Agreement, and the parties waive any and all objections that they may have as to jurisdiction, venue or conflict of law issues in any of the above courts.

     6.09     Counterparts. This Agreement may be executed simultaneously in two
              -------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures may be accepted as originals.

     6.10     Entire Agreement. This Agreement, including the Exhibits and
              -----------------
Schedules, and other documents referred to herein which form a part hereof, embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter to the extent any provisions contained herein are inconsistent with provisions of any such prior agreements.

     6.12     Severability. In the event any portion of this Agreement may be
              ------------
determined by any court of competent jurisdiction to be unenforceable, the balance of the Agreement shall be severed therefrom and shall continue in full force and effect.

     6.13     Attorneys Fees. Notwithstanding anything in Section 6.05, should a
              ---------------                             -------------
dispute be commenced between the parties hereto or their representatives concerning any provision of this Agreement, or the rights and duties of any person or entity hereunder, the party or parties prevailing shall be entitled to attorneys' fees, expenses of counsel and court costs incurred by reason of such action.

     7.01  Indemnification  by  Seller.  Seller  shall  be  liable  to and shall
           ---------------------------
indemnify, defend, and hold Purchaser, its directors, officers, employees, representatives, successors, and permitted assigns harmless from and against any and all claims, demands by a third party, losses, liability, cost, damage, and expense, including litigation expenses and reasonable attorneys' fees and allocated costs for in-house legal services, to which Purchaser, its directors, officers, employees, representatives, successors, and permitted assigns may be subjected or which it may incur in connection with any claims which arise from or out of or as the result of (i) Seller's breach of this Agreement, (ii) the failure of Seller to perform its duties and obligations under this Agreement, whether prior to or following Closing, or (iii) the negligence or willful misconduct of Seller, its directors, officers, employees, agents, and Affiliates in the performance of their duties and obligations under this Agreement. Seller shall be released from its obligations under this Subsection to the extent such third party claims, demands, damages, costs, liabilities, losses, and expenses result from the negligence, gross negligence, or intentional misconduct of Purchaser, its directors, officers, employees,

                                   PPDC3Q0940
representatives,  successors,  and  permitted  assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



Name: Rick Galasieski
Title: Senior Vice President

\s\ Rick Galasieski
-------------------























                                   PPDC3Q0941